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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 13, 1998


                              CINCINNATI BELL INC.
             (Exact Name of Registrant as Specified in its Charter)


             Ohio                         1-8519                 31-1056105
       (State or Other           (Commission File Number)       (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)


     201 East Fourth Street
     Cincinnati, Ohio                                               45202
     (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900





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Item 5.  Other Events.

         Attached is certain information concerning Cincinnati Bell Inc. ("Cincinnati Bell") and Cincinnati Bell Telephone Company ("Cincinnati Bell Telephone") that was filed in, or is being incorporated by reference in, a registration statement that is being filed today by Cincinnati Bell and Cincinnati Bell Telephone. The information includes (i) an explanation of Cincinnati Bell's relationship with its subsidiary, Convergys Corporation, (ii) updated information regarding Cincinnati Bell's (excluding Convergys Corporation) Year 2000 preparedness, (iii) updated information regarding regulatory matters and (iv) historical and pro forma financial data about Cincinnati Bell and Cincinnati Bell Telephone.

         The registration statement filed today on Form S-3 is a "shelf" registration of up to $350,000,000 of debt securities of Cincinnati Bell and guaranteed debt securities of Cincinnati Bell Telephone.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)       Exhibits

         99 - Certain Information Concerning Cincinnati Bell and Cincinnati Bell
              Telephone




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CINCINNATI BELL INC.


                                            By:  /s/ Kevin W. Mooney
                                                 ------------------------------
                                                 Kevin W. Mooney
                                                 Chief Financial Officer


Date:    October 13, 1998




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Index to Exhibits


Exhibit                           Description

99             Certain Information Concerning Cincinnati Bell and Cincinnati
               Bell Telephone






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